Exhibit 99.1

Third Quarter 2011
Earnings Conference Call
November 2, 2011
NASDAQ: HTCO

“Safe Harbor” Statement
Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
available in our presentation.

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Superior
Fargo
Moorhead
Detroit Lakes
Brainerd
Wadena
Staples
Fergus Falls
Alexandria
Sandstone
Hinckley
Pine City
North Branch
St. Cloud
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Waukee
Des Moines
West Des Moines
HickoryTech Fiber Network
Stimulus Route
Extended Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Third Quarter 2011 Highlights
• Revenue totaled $45.2 million, +4%
 – Equipment revenue up 43%
 – Fiber and data organic revenue growth
 of 14%
 – Broadband revenue grew 5%
• New favorable financing agreement
 secured
• Increased fiscal 2011 outlook

Consolidated Revenue
Q3 ’11 compared to Q3 ’10
• Equipment product revenue
 +43%
• Fiber and data revenue down
 14%
 (+14% when excluding the 2010
 fiber construction project)
• Broadband revenue +5%
($ in Millions)
Quarterly Revenue

Network Access 14%
Local Service 9%
Other Telecom 7%
Broadband 12%
Equipment 25%
Equipment Services 6%
Fiber & Data 27%

70% of YTD 2011 revenue is from Business Sector & Broadband Services

Revenue Diversification

Earnings and Income

Diluted EPS
$0.38
$0.24
$0.20
$0.22
Q3 '10
Q2 '11
Q3 '11

($ in Millions)
Income before Taxes
(continuing operations)
$5.3
$4.0
$4.9
Q3 '10
Q2 '11
Q3 '11

HickoryTech

Q3 ’11 compared to Q3 ’10
• Q3 ’10 earnings positively impacted by
 $1.9 M income tax reserve release.
 Excluding release, EPS would be $0.24
 per share
Q3 ’11 compared to Q3 ’10
• Higher profit operating revenue
• Q3 ’10 included $1.9 M income from
 fiber construction project

Excludes tax reserve release

Fiber and Data Revenue

$13.4
$10.1
$11.3
$11.6
Q3 '10
Q2 '11
Q3 '11

$12.1
$11.7
$16.4
Q3 '10
Q2 '11
Q3 '11

HickoryTech

Business Sector
Q3 ’11 compared to Q3 ’10
• Revenue down 14%; excluding the fiber
 construction project in 2010 revenue up 14%
• Fiber construction project (Dakotas expansion)
 added $3.3 M revenue in Q3 ’10
Q3 ’11 compared to Q3 ’10
• Equipment sales up 43%
• Equipment support services stable
Equipment Revenue
($ in Millions)
before intersegment
eliminations
Formerly referred to as “Enventis Sector”

Excludes fiber construction project

($ in Millions)
before intersegment eliminations

Telecom Revenue

$18.7
$17.7
$17.9
Q3 '10
Q2 '11
Q3 '11

Broadband Revenue

$4.9
$5.1
$5.1
Q3 '10
Q2 '11
Q3 '11

HickoryTech

Telecom Sector
Q3 ’11 compared to Q3 ’10
• Stable Telecom revenue
• Broadband revenue up 5%
• Network Access revenue down 5% and
 Local Service revenue down 8%
Q3 ’11 compared to Q3 ’10
• Business Ethernet and data sales
• Digital TV subscribers +2%
• DSL subscribers +1%

Continued debt improvement; New senior debt agreement secured in Q3-11

($ in Millions)
$129.2
$127.0
$120.5
$119.0
$120.6
2007
2008
2009
2010
Q3-2011

- Net debt was $109.3 M, down $9.6 M from 12/31/10

HickoryTech

Debt Balance

Fiber Network Expansion

International Falls
Ely
Babbitt
Hibbing
Virginia
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Sandstone
Hinckley
Pine City
Fergus Falls
Alexandria
St. Cloud
North Branch
Forest Lake
St. Paul
Minneapolis
Eau Claire
Shakopee
Farmington
Red Wing
Mankato
Faribault
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Austin
Sioux Falls
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
West Des Moines/ Ashworth
HickoryTech Fiber Network
Stimulus Route
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Greater Minnesota Broadband
Collaborative Project
•Phase 1 extends fiber network from
St. Paul to Duluth, Minn. / Superior, Wisc.
Majority of project will be completed in 2011
•Phase 2 will extend fiber from Brainerd, Minn.
to Fargo, N.D.
Construction to begin in 2012
•Project will be completed by Aug. 2013

News Summary

10/24/11  HickoryTech Named One of Forbes 100 Best Small Companies
10/13/11  Enventis Launches TelePresence Video Solutions
9/26/11  HickoryTech Declares Increased Quarterly Cash Dividend
8/25/11  Enventis Holds Ground Breaking for Greater Minnesota
 Broadband Collaborative Project
8/22/11  Enventis Celebrates 10-Year Anniversary of SingleLink® Unified
 Communications
8/18/11  HickoryTech Announces Share Repurchase Plan of up to $3 M
8/11/11  HickoryTech Signs Favorable New Financing Agreement for
 Senior Notes and Revolving Credit Agreement
8/9/11  Enventis Recognized by Cisco for Excellence in Customer
 Satisfaction in United States
8/2/11  Enventis Total Care Support Provides Customers Peace of Mind
7/29/11  Enventis Recognized as Cisco TelePresence Video ATP Partner

Revenue	• $162 M to $166 M (was $158 M to $164 M)
Net Income	• $9.3 M to $10.2 M (was $7.4 M to $8.7 M)
Diluted EPS	• $0.69 to $0.77 per share (was $0.55 to $0.65)
Capital Spending	• $20.5 M to $24 M
EBITDA	• $42.3 M to $44 M (was $41 M to $43.2 M)
Debt (Year end)	• $118 M to $123 M

HickoryTech

2011 Fiscal Outlook
2011 Guidance increased in third quarter earnings released Nov. 1, 2011

Strategic Initiatives
• Focus on growing business services:
 ➢ Fiber network expansion
 ➢ Accelerated SMB market plan
 ➢ Target last-mile fiber builds
 ➢ Construction of broadband stimulus project
• Grow broadband services (Digital TV, DSL, data services)
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and reduce debt in long term

Grow Business Services, Invest for Growth

Grow Broadband Services, Focus on customer retention

Begin Broadband Stimulus Fiber Network Expansion

Maintain strong balance sheet, manage free cash flow, reduce debt

HickoryTech

Strategic Initiatives

Strategic Initiatives Focused on Growth

HTCO Investment Highlights
• Stable growth and cash flows; 60+ years of dividend payments,
 Q4-11 dividend increased to $0.14 per share, yield 5-6%
• Business transformation from a pure telephone company to an integrated communications company serving businesses and
 consumers
• Emerging growth through B2B strategy and fiber network expansion
• High level of recurring revenue, expanded broadband service area
• Experienced Company with 112-year track record generating
 stable operating results and financial position with strong strategic plan

Appendix

(Dollars in thousands)

(Dollars in thousands)	Three Months Ended Sept 30, 2011	Twelve Months Ended Dec 31, 2010
Reconciliation of net income to EBITDA:		
Net income	$ 2,971	$ 12,094
Add:		
Depreciation	5,706	21,665
Amortization of intangibles	88	357
Interest expense	1,487	4,914
Taxes	1,910	4,033
EBITDA	$ 12,162	$ 43,063
EBITDA	$ 12,162	$ 43,063
Revenue	45,244	162,247
EBITDA Margin	26.9%	26.5%

HickoryTech

Reconciliation of Non-GAAP Measures

Reconciliation of net debt:	Sept. 30, 2011	June 30, 2011	Dec. 31, 2010
Debt obligations, net of current maturities	$ 119,169	$ 8,462	$ 114,067
Current maturities of long-term obligations	1,436	110,230	4,892
Total Debt	$ 120,605	$ 118,692	$ 118,959
Less:
Cash and cash equivalents	11,316	14,930	73
Net Debt	$ 109,289	$ 103,762	$ 118,886

Appendix

(Dollars in thousands)

	Three months ended			
	Sep-11	Jun-11	Mar-11	Dec-10
Reconciliation of net income to EBITDA:				
Net income	$ 2,971	$ 2,694	$ 2,142	$ 2,114
Add:				
Depreciation	5,706	5,593	5,591	5,765
Amortization of intangibles	88	89	88	89
Interest expense	1,487	1,015	1,068	1,094
Taxes	1,910	1,307	1,466	1,266
EBITDA	$ 12,162	$ 10,698	$ 10,355	$ 10,328

Debt to EBITDA ratio	
Total outstanding debt as of September 30, 2011	$ 120,605
EBITDA for the last (4) consecutive fiscal quarters as presented above	43,543
Debt to EBITDA ratio as of September 30, 2011	2.8

	Year Ending December 31, 2011 Guidance Range	
Reconciliation of net income to 2011 EBITDA guidance:	Low	High
Projected net income	$ 9,300	$ 10,200
Add back:		
Depreciation and amortization	22,700	23,000
Interest expense	4,700	4,800
Taxes	5,600	6,000
Projected EBITDA guidance [1]	$ 42,300	$ 44,000

[1] EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

HickoryTech

17

Reconciliation of Non-GAAP Measures